Exhibit 4.2

PFIZER INC.

and

THE BANK OF NEW YORK MELLON,

Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of September 7, 2018

to

INDENTURE

Dated as of September 7, 2018

Floating Rate Notes due 2023

3.000% Notes due 2021

3.200% Notes due 2023

3.600% Notes due 2028

4.100% Notes due 2038

4.200% Notes due 2048

i

ii

Exhibits

iii

FIRST SUPPLEMENTAL INDENTURE, dated as of September 7, 2018 (the “First Supplemental Indenture”), between Pfizer Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of September 7, 2018, to the Trustee (the “Indenture”), to provide for the issuance of the Company’s unsecured debentures, notes, bonds or other evidences of indebtedness (the “Securities”) in an unlimited aggregate principal amount to be issued from time to time in one or more series as provided therein;

WHEREAS, pursuant to Section 14.01 of the Indenture, the Company desires to provide for the issuance of (i) a new series of its Securities to be known as its Floating Rate Notes due 2023 (the “Floating Rate Notes”), (ii) a new series of its Securities to be known as its 3.000% Notes due 2021 (the “2021 Notes”), (iii) a new series of its Securities to be known as its 3.200% Notes due 2023 (the “2023 Notes”), (iv) a new series of its Securities to be known as its 3.600% Notes due 2028 (the “2028 Notes”), (v) a new series of its Securities to be known as its 4.100% Notes due 2038 (the “2038 Notes”) and (vi) a new series of its Securities to be known as its 4.200% Notes due 2048 (the “2048 Notes” and, together with the 2021 Notes, the 2023 Notes, the 2028 Notes and the 2038 Notes, the “Fixed Rate Notes” and, the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”), and to establish the forms and to set forth the terms of the Notes thereof, as provided in Section 3.01 of the Indenture;

WHEREAS, the Board of Directors of the Company, pursuant to resolutions duly adopted, has duly authorized the issuance of the Company’s debt securities and the Securities Issuance Committee of the Company, pursuant to a resolution duly adopted on September 4, 2018, has duly authorized the issuance of $300,000,000 aggregate principal amount of Floating Rate Notes, $1,000,000,000 aggregate principal amount of 2021 Notes, $1,000,000,000 aggregate principal amount of 2023 Notes, $1,000,000,000 aggregate principal amount of 2028 Notes, $700,000,000 aggregate principal amount of 2038 Notes and $1,000,000,000 aggregate principal amount of 2048 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 101. Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Indenture has the same meaning when used in this First Supplemental Indenture;

(b) each term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE FLOATING RATE NOTES

Section 201. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “Floating Rate Notes due 2023”, which is not limited in aggregate principal amount. The aggregate principal amount of the Floating Rate Notes to be issued on the date hereof is set forth in Article Ten herein.

Section 202. Maturity. The Stated Maturity of principal of the Floating Rate Notes is September 15, 2023.

Section 203. Further Issues. The Company may from time to time, without the consent of the Holders of the Floating Rate Notes, issue additional Floating Rate Notes. Any such additional Floating Rate Notes will have the same ranking, interest rate, maturity date and other terms as the Floating Rate Notes herein provided for. Any such additional Floating Rate Notes, together with the Floating Rate Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional Floating Rate Notes may be issued if an Event of Default has occurred and is continuing with respect to the Floating Rate Notes. The Company will not issue any additional Floating Rate Notes intended to form a single series with the Floating Rate Notes herein provided for unless such additional Floating Rate Notes will be fungible with the Floating Rate Notes herein provided for U.S. federal income tax purposes.

Section 204. Global Notes. Upon their original issuance, the Floating Rate Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 205. Interest.

(a) The Floating Rate Notes will bear interest at a per annum rate equal to LIBOR plus 0.33%. The Calculation Agent will set the initial interest rate on September 5, 2018 and reset the interest rate on each Interest Payment Date (each such date, an “Interest Reset Date”). The second London Business Day preceding an Interest Reset Date will be the “Interest Determination Date” for that Interest Reset Date. The interest rate in effect on each date that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date. The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the Interest Reset Date. Interest shall be computed on the basis of the actual number of days in the relevant interest period and a 360-day year.

(b) Interest on the Floating Rate Notes will accrue from and including September 7, 2018, to, but excluding, the first Interest Payment Date and thereafter from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date or the Stated Maturity, as the case may be. Interest on the Floating Rate Notes shall be payable quarterly in arrears and the Interest Payment Dates on which such interest shall be payable are March 15, June 15, September 15 and December 15, commencing on December 15, 2018; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1, June 1, September 1 and December 1 immediately preceding the relevant Interest Payment Date (whether or not a Business Day). If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

(c) The following defined terms used in this Article Two shall, unless the context otherwise requires, have the meanings specified below.

“Calculation Agent” means The Bank of New York Mellon, a New York banking corporation, and its successors and assigns. The Calculation Agent shall serve as the calculation agent hereunder unless and until a successor calculation agent is appointed by the Company.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on either Reuters Page LIBOR01 or Bloomberg L.P. page BBAM as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM as of approximately 11:00 a.m., London time, on such Interest Determination Date, LIBOR for that Interest Determination Date will be determined in accordance with the provisions described in (ii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If, however, the banks selected by the Calculation Agent are not providing quotations in the manner described by the previous sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date.

(iii) Notwithstanding clause (ii) above, if the Company determines that three-month LIBOR has been permanently discontinued, or the reference to three-month LIBOR becomes illegal, or most other debt obligations similar to the Floating Rate Notes have converted away from three-month LIBOR to a new reference rate, the Calculation Agent will use, as directed by the Company, as a substitute for three-month LIBOR and for each future Interest Determination Date, the alternative reference rate (the “Alternative Rate”) selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice. As part of such substitution, the Calculation Agent will, as directed by the Company, make such adjustments (“Adjustments”) to the Alternative Rate and the spread thereon to account for the basis between three-month LIBOR and the Alternative Rate, as well as the Business Day convention, Interest Determination Dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Floating Rate Notes. If the Company determines that there is no clear market consensus as to whether any rate has replaced three-month LIBOR in customary market usage, the Company may appoint in its sole discretion an independent financial advisor (the “IFA”) to determine an appropriate Alternative Rate, and any Adjustments, and the decision of the IFA will be binding on the Company, the Calculation Agent, the Trustee and the Holders. If, however, the Calculation Agent determines that three-month LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, three-month LIBOR will be equal to such rate on the Interest Determination Date when three-month LIBOR was last available on the Reuters LIBOR01 Page or Bloomberg L.P. Page BBAM, as determined by the Calculation Agent.

“Bloomberg L.P. page BBAM” means the display designated as the Bloomberg L.P. page “BBAM” (or such other screen as may replace the Bloomberg L.P. page “BBAM” on the service (or any successor service) as may be nominated by ICE Benchmark Administration for the purpose of displaying London interbank rates of major banks for U.S. dollar deposits).

“Reuters Page LIBOR01” means the display designated on page LIBOR01 by Reuters Group plc (or such other page as may replace the LIBOR01 page on that service (or any successor service) or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

(d) All percentages resulting from any calculation of the interest rate on the Floating Rate Notes will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward). Each calculation of the interest rate on the Floating Rate Notes by the Calculation Agent will (in the absence of manifest error) be final and binding on the Holders of the Floating Rate Notes and the Company.

(e) So long as any of the Floating Rate Notes remains outstanding, there will at all times be a Calculation Agent. Initially, The Bank of New York Mellon will act as Calculation Agent. If The Bank of New York Mellon is unable or unwilling to continue to act as the Calculation Agent or if it fails to calculate properly the interest rate on the Floating Rate Notes for any interest period, the Company will appoint another leading commercial or investment bank engaged in the London interbank market to act as Calculation Agent in its place. The Calculation Agent may not resign its duties without a successor having been appointed. The Trustee, through its corporate trust office in the Borough of Manhattan, City of New York (in such capacity, the “Paying Agent”) will act as the Company’s Paying Agent with respect to the Floating Rate Notes. Payments of principal, interest and premium, if any, will be made by the Company through the Paying Agent to DTC.

(f) The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

Section 206. Authorized Denominations. The Floating Rate Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 207. No Optional Redemption. The Company may not redeem the Floating Rate Notes at its option prior to Stated Maturity.

Section 208. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the Floating Rate Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE 2021 NOTES

Section 301. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.000% Notes due 2021”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2021 Notes to be issued on the date hereof is set forth in Article Ten herein.

Section 302. Maturity. The Stated Maturity of principal of the 2021 Notes is September 15, 2021.

Section 303. Further Issues. The Company may from time to time, without the consent of the Holders of the 2021 Notes, issue additional 2021 Notes. Any such additional 2021 Notes will have the same ranking, interest rate, maturity date and other terms as the 2021 Notes herein provided for. Any such additional 2021 Notes, together with the 2021 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2021 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2021 Notes. The Company will not issue any additional 2021 Notes intended to form a single series with the 2021 Notes herein provided for unless such additional 2021 Notes will be fungible with the 2021 Notes herein provided for U.S. federal income tax purposes.

Section 304. Global Notes. Upon their original issuance, the 2021 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 305. Interest. The 2021 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 7, 2018 at the rate of 3.000% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from September 7, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 15 and September 15, beginning on March 15, 2019; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 and September 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 306. Authorized Denominations. The 2021 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 307. Redemption. The 2021 Notes are subject to redemption at the option of the Company as described in Article Eight hereof.

Section 308. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2021 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE FOUR

GENERAL TERMS AND CONDITIONS OF THE 2023 NOTES

Section 401. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.200% Notes due 2023”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2023 Notes to be issued on the date hereof is set forth in Article Ten herein.

Section 402. Maturity. The Stated Maturity of principal of the 2023 Notes is September 15, 2023.

Section 403. Further Issues. The Company may from time to time, without the consent of the Holders of the 2023 Notes, issue additional 2023 Notes. Any such additional 2023 Notes will have the same ranking, interest rate, maturity date and other terms as the 2023 Notes herein provided for. Any such additional 2023 Notes, together with the 2023 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2023 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2023 Notes. The Company will not issue any additional 2023 Notes intended to form a single series with the 2023 Notes herein provided for unless such additional 2023 Notes will be fungible with the 2023 Notes herein provided for U.S. federal income tax purposes.

Section 404. Global Notes. Upon their original issuance, the 2023 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 405. Interest. The 2023 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 7, 2018 at the rate of 3.200% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from September 7, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 15 and September 15, beginning on March 15, 2019; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 and September 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 406. Authorized Denominations. The 2023 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 407. Redemption. The 2023 Notes are subject to redemption at the option of the Company as described in Article Eight hereof.

Section 408. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2023 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE FIVE

GENERAL TERMS AND CONDITIONS OF THE 2028 NOTES

Section 501. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.600% Notes due 2028”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2028 Notes to be issued on the date hereof is set forth in Article Ten herein.

Section 502. Maturity. The Stated Maturity of principal of the 2028 Notes is September 15, 2028.

Section 503. Further Issues. The Company may from time to time, without the consent of the Holders of the 2028 Notes, issue additional 2028 Notes. Any such additional 2028 Notes will have the same ranking, interest rate, maturity date and other terms as the 2028 Notes herein provided for. Any such additional 2028 Notes, together with the 2028 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2028 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2028 Notes. The Company will not issue any additional 2028 Notes intended to form a single series with the 2028 Notes herein provided for unless such additional 2028 Notes will be fungible with the 2028 Notes herein provided for U.S. federal income tax purposes.

Section 504. Global Notes. Upon their original issuance, the 2028 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 505. Interest. The 2028 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 7, 2018 at the rate of 3.600% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from September 7, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 15 and September 15, beginning on March 15, 2019; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 and September 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 506. Authorized Denominations. The 2028 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 507. Redemption. The 2028 Notes are subject to redemption at the option of the Company as described in Article Eight hereof.

Section 508. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2028 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE SIX

GENERAL TERMS AND CONDITIONS OF THE 2038 NOTES

Section 601. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.100% Notes due 2038”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2038 Notes to be issued on the date hereof is set forth in Article Ten herein.

Section 602. Maturity. The Stated Maturity of principal of the 2038 Notes is September 15, 2038.

Section 603. Further Issues. The Company may from time to time, without the consent of the Holders of the 2038 Notes, issue additional 2038 Notes. Any such additional 2038 Notes will have the same ranking, interest rate, maturity date and other terms as the 2038 Notes herein provided for. Any such additional 2038 Notes, together with the 2038 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2038 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2038 Notes. The Company will not issue any additional 2038 Notes intended to form a single series with the 2038 Notes herein provided for unless such additional 2038 Notes will be fungible with the 2038 Notes herein provided for U.S. federal income tax purposes.

Section 604. Global Notes. Upon their original issuance, the 2038 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 605. Interest. The 2038 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 7, 2018 at the rate of 4.100% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from September 7, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 15 and September 15, beginning on March 15, 2019; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 and September 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 606. Authorized Denominations. The 2038 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 607. Redemption. The 2038 Notes are subject to redemption at the option of the Company as described in Article Eight hereof.

Section 608. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2038 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE SEVEN

GENERAL TERMS AND CONDITIONS OF THE 2048 NOTES

Section 701. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.200% Notes due 2048”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2048 Notes to be issued on the date hereof is set forth in Article Ten herein.

Section 702. Maturity. The Stated Maturity of principal of the 2048 Notes is September 15, 2048.

Section 703. Further Issues. The Company may from time to time, without the consent of the Holders of the 2048 Notes, issue additional 2048 Notes. Any such additional 2048 Notes will have the same ranking, interest rate, maturity date and other terms as the 2048 Notes herein provided for. Any such additional 2048 Notes, together with the 2048 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2048 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2048 Notes. The Company will not issue any additional 2048 Notes intended to form a single series with the 2048 Notes herein provided for unless such additional 2048 Notes will be fungible with the 2048 Notes herein provided for U.S. federal income tax purposes.

Section 704. Global Notes. Upon their original issuance, the 2048 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 705. Interest. The 2048 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 7, 2018 at the rate of 4.200% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from September 7, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 15 and September 15, beginning on March 15, 2019; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 and September 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 706. Authorized Denominations. The 2048 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 707. Redemption. The 2048 Notes are subject to redemption at the option of the Company as described in Article Eight hereof.

Section 708. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2048 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE EIGHT

OPTIONAL REDEMPTION OF FIXED RATE NOTES; NO SINKING FUND

Section 801. Optional Redemption of the Fixed Rate Notes by Company.

(a) At the Company’s option, the 2021 Notes may be redeemed, in whole, at any time or in part, from time to time (each a “2021 Redemption Date”) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2021 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2021 Notes being redeemed on the relevant 2021 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2021 Notes being redeemed on the applicable 2021 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2021 Redemption Date) discounted to such 2021 Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 5 basis points;

plus, in each of the cases of (a)(i) and (a)(ii) above, accrued and unpaid interest on the 2021 Notes being redeemed to, but excluding, such 2021 Redemption Date.

(b) At the Company’s option, the 2023 Notes may be redeemed, in whole, at any time or in part, from time to time prior to August 15, 2023 (one month prior to the Stated Maturity of the 2023 Notes (the “2023 Par Call Date,” and the date of any such redemption a “2023 Redemption Date”)) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2023 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2023 Notes being redeemed on the relevant 2023 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes being redeemed on the applicable 2023 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2023 Redemption Date) discounted to such 2023 Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 10 basis points;

plus, in each of the cases of (b)(i) and (b)(ii) above, accrued and unpaid interest on the 2023 Notes being redeemed to, but excluding, such 2023 Redemption Date.

(c) At the Company’s option, the 2028 Notes may be redeemed, in whole, at any time or in part, from time to time prior to June 15, 2028 (three months prior to the Stated Maturity of the 2028 Notes (the “2028 Par Call Date,” and the date of any such redemption a “2028 Redemption Date”)) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2028 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2028 Notes being redeemed on the relevant 2028 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2028 Notes being redeemed on the applicable 2028 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2028 Redemption Date) discounted to such 2028 Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 15 basis points;

plus, in each of the cases of (b)(i) and (b)(ii) above, accrued and unpaid interest on the 2028 Notes being redeemed to, but excluding, such 2028 Redemption Date.

(d) At the Company’s option, the 2038 Notes may be redeemed, in whole, at any time or in part, from time to time prior to March 15, 2038 (six months prior to the Stated Maturity of the 2038 Notes (the “2038 Par Call Date,” and the date of any such redemption a “2038 Redemption Date”)) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2038 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2038 Notes being redeemed on the relevant 2038 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2038 Notes being redeemed on the applicable 2038 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2038 Redemption Date) discounted to such 2038 Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 20 basis points;

plus, in each of the cases of (b)(i) and (b)(ii) above, accrued and unpaid interest on the 2038 Notes being redeemed to, but excluding, such 2038 Redemption Date.

(e) At the Company’s option, the 2048 Notes may be redeemed, in whole, at any time or in part, from time to time prior to March 15, 2048 (six months prior to the Stated Maturity of the 2048 Notes (the “2048 Par Call Date,” and the date of any such redemption a “2048 Redemption Date”)) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2048 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2048 Notes being redeemed on the relevant 2048 Redemption Date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2048 Notes being redeemed on the applicable 2048 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2048 Redemption Date) discounted to such 2048 Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 20 basis points;

plus, in each of the cases of (e)(i) and (b)(ii) above, accrued and unpaid interest on the 2048 Notes being redeemed to, but excluding, such 2048 Redemption Date.

(f) Notice of any redemption of the Notes of any series shall be given in the manner and otherwise in accordance with the provisions of Section 4.03 of the Indenture. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

(g) The following defined terms used in this Article Eight shall, unless the context otherwise requires, have the meanings specified below.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Fixed Rate Notes.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and the applicable Fixed Rate Notes to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Fixed Rate Notes to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Fixed Rate Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

(h) In connection with any such redemption, each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Independent Investment Banker in writing two Business Days prior to the Redemption Date. At or prior to the time of giving of any notice of redemption to the Holders of any Fixed Rate Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the applicable Redemption Price as so calculated, or the manner in which such Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

Section 802. Par Calls. Any time on or after the 2023 Par Call Date with respect to the 2023 Notes, the 2028 Par Call Date with respect to the 2028 Notes, the 2038 Par Call Date with respect to the 2038 Notes or the 2048 Par Call Date with respect to the 2048 Notes, the Company may redeem the applicable series of Fixed Rate Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed, plus in each case, accrued and unpaid interest on the Fixed Rate Notes being redeemed to, but excluding, such Redemption Date.

Section 803. No Optional Redemption of the Floating Rate Notes. The Company may not redeem the Floating Rate Notes at its option prior to the Stated Maturity of the Floating Rate Notes.

Section 804. No Sinking Fund. None of the Notes are entitled to the benefit of any sinking fund.

ARTICLE NINE

FORMS OF NOTES

Section 901. Form of Floating Rate Note. The Floating Rate Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 902. Form of 2021 Note. The 2021 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 903. Form of 2023 Note. The 2023 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

Section 904. Form of 2028 Note. The 2028 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit D hereto.

Section 905. Form of 2038 Note. The 2038 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit E hereto.

Section 906. Form of 2048 Note. The 2048 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit F hereto.

ARTICLE TEN

ORIGINAL ISSUE AMOUNT OF NOTES

Section 1001. Original Issue Amount of the Floating Rate Notes. Floating Rate Notes in the aggregate principal amount of $300,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said Floating Rate Notes as provided in said Company Order.

Section 1002. Original Issue Amount of the 2021 Notes. 2021 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2021 Notes as provided in said Company Order.

Section 1003. Original Issue Amount of the 2023 Notes. 2023 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2023 Notes as provided in said Company Order.

Section 1004. Original Issue Amount of the 2028 Notes. 2028 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2028 Notes as provided in said Company Order.

Section 1005. Original Issue Amount of the 2038 Notes. 2038 Notes in the aggregate principal amount of $700,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2038 Notes as provided in said Company Order.

Section 1006. Original Issue Amount of the 2048 Notes. 2048 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2048 Notes as provided in said Company Order.

ARTICLE ELEVEN

MISCELLANEOUS

Section 1101. Ratification of Indenture. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 1102. Trustee Not Responsible for Recitals. The recitals and statements herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

Section 1103. Governing Law. This First Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 1104. Separability. In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 1105. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 1106. Trust Indenture Act. This First Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. If any provision in this First Supplemental Indenture limits, qualifies or conflicts with another provision of hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

PFIZER INC.

By:	/s/ Brian Byala
Name: Brian Byala
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

FORM OF FLOATING RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 EQ2

Pfizer Inc.

FLOATING RATE NOTES DUE 2023

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 15, 2023 and to pay interest thereon from September 7, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on March 15, June 15, September 15 and December 15 in each year, commencing December 15, 2018 at a rate per annum equal to LIBOR plus 0.33% until the principal hereof is paid or made available for payment.

The Calculation Agent will set the initial interest rate on September 5, 2018 and reset the interest rate on each Interest Payment Date (each such date, an “Interest Reset Date”). The second London Business Day preceding an Interest Reset Date will be the “Interest Determination Date” for that Interest Reset Date. The interest rate in effect on each date that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date. The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the Interest Reset Date. Interest shall be computed on the basis of the actual number of days in the relevant interest period and a 360-day year.

Interest on the Floating Rate Notes will accrue from and including September 7, 2018, to, but excluding, the first Interest Payment Date and thereafter from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date. Interest on the Floating Rate Notes shall be payable quarterly in arrears and the Interest Payment Dates on which such interest shall be payable are March 15, June 15, September 15 and December 15, commencing on December 15, 2018. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below.

“Calculation Agent” means The Bank of New York Mellon, a New York banking corporation, and its successors and assigns. The Calculation Agent shall serve as the Calculation Agent hereunder unless and until a successor Calculation Agent is appointed by the Company.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on either Reuters Page LIBOR01 or Bloomberg L.P. page BBAM as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM as of approximately 11:00 a.m., London time, on such Interest Determination Date, LIBOR for that Interest Determination Date will be determined in accordance with the provisions described in (ii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If, however, the banks selected by the Calculation Agent are not providing quotations in the manner described by the previous sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date.

(iii) Notwithstanding clause (ii) above, if the Company determines that three-month LIBOR has been permanently discontinued, or the reference to three-month LIBOR becomes illegal, or most other debt obligations similar to the Floating Rate Notes have converted away from three-month LIBOR to a new reference rate, the Calculation Agent will use, as directed by the Company, as a substitute for three-month LIBOR and for each future Interest Determination Date, the alternative reference rate (the “Alternative Rate”) selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice. As part of such substitution, the Calculation Agent will, as directed by the Company, make such adjustments (“Adjustments”) to the Alternative Rate and the spread thereon to account for the basis between three-month LIBOR and the Alternative Rate, as well as the Business Day convention, Interest Determination Dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Floating Rate Notes. If the Company determines that there is no clear market consensus as to whether any rate has replaced three-month LIBOR in customary market usage, the Company may appoint in its sole discretion an independent financial advisor (the “IFA”) to determine an appropriate Alternative Rate, and any Adjustments, and the decision of the IFA will be binding on the Company, the Calculation Agent, the Trustee and the Holders. If, however, the Calculation Agent determines that three-month LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, three-month LIBOR will be equal to such rate on the Interest Determination Date when three-month LIBOR was last available on the Reuters LIBOR01 Page or Bloomberg L.P. page BBAM, as determined by the Calculation Agent.

“Bloomberg L.P. page BBAM” means the display designated as the Bloomberg L.P. page “BBAM” (or such other screen as may replace the Bloomberg L.P. page “BBAM” on the service (or any successor service) as may be nominated by ICE Benchmark Administration for the purpose of displaying London interbank rates of major banks for U.S. dollar deposits).

“Reuters Page LIBOR01” means the display designated on page LIBOR01 by Reuters Group plc (or such other page as may replace the LIBOR01 page on that service (or any successor service) or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

All percentages resulting from any calculation of the interest rate on the Floating Rate Notes will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward). Each calculation of the interest rate on the Floating Rate Notes by the Calculation Agent will (in the absence of manifest error) be final and binding on the Holders of the Floating Rate Notes and the Company.

So long as any of the Floating Rate Notes remains outstanding, there will at all times be a Calculation Agent. Initially, The Bank of New York Mellon will act as Calculation Agent. If that bank is unable or unwilling to continue to act as the Calculation Agent or if it fails to calculate properly the interest rate on the Floating Rate Notes for any interest period, the Company will appoint another leading commercial or investment bank engaged in the London interbank market to act as Calculation Agent in its place. The Calculation Agent may not resign its duties without a successor having been appointed. The Trustee, through its corporate trust office in the Borough of Manhattan, City of New York (in such capacity, the “Paying Agent”) will act as the Company’s Paying Agent with respect to the Floating Rate Notes. Payments of principal, interest and premium, if any, will be made by the Company through the Paying Agent to DTC.

The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the March 1, June 1, September 1 or December 1, as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                 , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a First Supplemental Indenture dated as of September 7, 2018 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $300,000,000.

The Securities of this series may not be redeemed in whole or in part at any time.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

FORM OF 2021 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 EM1

Pfizer Inc.

3.000% NOTES DUE 2021

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ONE BILLION DOLLARS ($1,000,000,000), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 15, 2021 and to pay interest thereon from September 7, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2019 at the rate of 3.000% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the March 1 or September 1, as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                 , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a First Supplemental Indenture dated as of September 7, 2018 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole, at any time, or in part, from time to time (each, a “Redemption Date”). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 5 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

Notice of any redemption will be mailed at least 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

FORM OF 2023 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 EN9

Pfizer Inc.

3.200% NOTES DUE 2023

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ONE BILLION DOLLARS ($1,000,000,000), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 15, 2023 and to pay interest thereon from September 7, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2019 at the rate of 3.200% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the March 1 or September 1, as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                 , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a First Supplemental Indenture dated as of September 7, 2018 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole, at any time or in part, from time to time prior to August 15, 2023 (one month prior to the Stated Maturity of the Securities (the date of any such redemption a “Redemption Date”)). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 10 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after August 15, 2023, the Company may redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

Notice of any redemption will be mailed at least 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

FORM OF 2028 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 EP4

Pfizer Inc.

3.600% NOTES DUE 2028

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ONE BILLION DOLLARS ($1,000,000,000), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 15, 2028 and to pay interest thereon from September 7, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2019 at the rate of 3.600% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the March 1 or September 1, as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                 , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a First Supplemental Indenture dated as of September 7, 2018 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole, at any time or in part, from time to time prior to June 15, 2028 (three months prior to the Stated Maturity of the Securities (the date of any such redemption a “Redemption Date”)). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 15 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after June 15, 2028, the Company may redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

Notice of any redemption will be mailed at least 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT E

FORM OF 2038 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 EJ8

Pfizer Inc.

4.100% NOTES DUE 2038

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of SEVEN HUNDRED MILLION DOLLARS ($700,000,000), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 15, 2038 and to pay interest thereon from September 7, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2019 at the rate of 4.100% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the March 1 or September 1, as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                 , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a First Supplemental Indenture dated as of September 7, 2018 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $700,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole, at any time or in part, from time to time prior to March 15, 2038 (six months prior to the Stated Maturity of the Securities (the date of any such redemption a “Redemption Date”)). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 20 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after March 15, 2038, the Company may redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

Notice of any redemption will be mailed at least 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT F

FORM OF 2048 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 EK5

Pfizer Inc.

4.200% NOTES DUE 2048

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ONE BILLION DOLLARS ($1,000,000,000), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 15, 2048 and to pay interest thereon from September 7, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2019 at the rate of 4.200% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the March 1 or September 1, as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                 , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a First Supplemental Indenture dated as of September 7, 2018 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole, at any time or in part, from time to time prior to March 15, 2048 (six months prior to the Stated Maturity of the Securities (the date of any such redemption a “Redemption Date”)). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 20 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after March 15, 2048, the Company may redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

Notice of any redemption will be mailed at least 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee